UBS S&P 500 Index Fund

Supplement to the Prospectus dated September 28, 2007

December 27, 2007

Dear Investor,

The purpose of this supplement is to update information regarding certain limitations on your ability to transfer your fund shares to a brokerage account with another securities firm, as discussed in more detail below.

As a result, the Prospectus dated September 28, 2007 is hereby revised as follows:

The sub-section entitled “Transfer of accounts” on page 19 of the Prospectus will be replaced in its entirety with the following:

Transfer of accounts limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the fund’s principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the fund’s transfer agent, PFPC, Inc. Please contact your broker or Financial Advisor, for information on how to transfer your shares to the fund’s transfer agent. If you transfer your shares to the fund’s transfer agent, the fund’s principal underwriter may be named as the dealer of record and you will receive ongoing account statements from PFPC, Inc.

Should you decide to sell your shares of the fund in lieu of transfer, you will pay a redemption fee or a CDSC if those fees are applicable. Should you have any questions regarding the portability of your fund shares, please contact your broker or Financial Advisor.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION WITH YOUR CURRENT PROSPECTUS.

ZS-321